SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 22, 2002

OAKWOOD HOMES CORPORATION

(Exact name of registrant as specified in charter)

North Carolina	1-7444	56-0985879

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

7800 McCloud Road, Greensboro, North Carolina	27409-9634

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(336) 664-2400

Item 5. Other Events.

         On November 23, 2002, Oakwood Homes Corporation (the “Company”) announced that it had reached agreements in principle relating to proposed debtor-in possession (“DIP”) financing facilities totaling up to $415 million. The press release issued by the Company announcing these proposed financing facilities is attached hereto as Exhibit 99.1. The Term Sheet for DIP Financing Facility with Berkshire Hathaway Inc., Greenwich Capital Financial Products, Inc. and Ranch Capital LLC, as co-lenders, to provide up to $215 million in DIP financing is attached hereto as Exhibit 10.1. The Credit Suisse First Boston Summary Indicative Terms and Conditions for continued access to the Company’s loan purchase facility of up to $200 million is attached hereto as Exhibit 10.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits. The following exhibit is filed herewith:

10.1	Term Sheet for DIP Financing Facility

10.2	Credit Suisse First Boston Summary Indicative Terms and Conditions

99.1	Press release issued on November 23, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKWOOD HOMES CORPORATION

Date: November 26, 2002	By:	/s/ Suzanne H. Wood

		Name:	Suzanne H. Wood

		Title:	Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: November 23, 2002	Commission File No: 1-7444

OAKWOOD HOMES CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Term Sheet for DIP Financing Facility

10.2	Credit Suisse First Boston Summary Indicative Terms and Conditions

99.1	Press release issued on November 23, 2002.